Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Exchange Act, including but not limited to statements related to our outlook for Q2 and full year 2026, and other financial and business goals. Forward-looking statements are based on our expectations as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. Actual results could materially differ because of such factors or circumstances, which include those described in our first quarter 2026 earnings release. You should carefully consider these factors as well as the risks and uncertainties outlined in greater detail in the Risk Factors sections of our 2025 Form 10-K and our other SEC filings before making any investment decision with respect to our common stock. These factors, individually or in the aggregate, may cause our actual results to differ materially from our expected and historical results. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as otherwise required by law. Industry Data This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. While we believe the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Non-GAAP Financial Measures This presentation includes certain non-GAAP measures not based on generally accepted accounting principles. For more information and for reconciliations between GAAP and these non-GAAP measures, see the appendix to this presentation. 2©2026 InterDigital, Inc. All Rights Reserved.

Agenda Q1 Financial & Business Highlights Q2 and FY26 Outlook Background on InterDigital Appendix 3©2026 InterDigital, Inc. All Rights Reserved.

©2026 InterDigital, Inc. All Rights Reserved. 4

Q1 Financial Highlights  Revenue, Adj. EBITDAa and Diluted EPS exceed the top end of guidance range  Annualized Recurring Revenueb (ARR) up 13% YoY to $567 million  Smartphone ARRb up 18% to $492 million (all-time high)  Adj. EBITDAa of $112 million  Adj. EBITDA margina of 54%  Return of capital of $114 million, including $88 million reduction in debt and $26 million of share repurchases and dividends  Strong balance sheet with cash of $1.1 billion a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations b Please see appendix for a description of this metric and how it is calculated 5©2026 InterDigital, Inc. All Rights Reserved.

Recent Business Highlights  Signed six new agreements in Q1, including a renewal with Xiaomi and a new license with LG Electronics  Recognized by LexisNexis as one of the world’s 100 most innovative companies fifth year in a row  Awarded fifth injunction against Disney by a court in Germany  A court in Brazil found our offer to be FRAND and awarded an injunction against Transsion  Launched Haptic Excellence Center with Razer  Showcased new services and immersive experiences underpinned by 6G and AI at MWC  InterDigital engineers elected to seven leadership positions across wireless and video standards bodies  Promoted to the S&P Midcap 400 from the S&P Smallcap 600 6©2026 InterDigital, Inc. All Rights Reserved.

Financial Results vs. Outlook Q 1 ’ 2 6 R E S U L T S Q 1 ’ 2 6 O U T L O O K Revenue $205.4M $194M - $200M Adjusted EBITDAa $111.8M $101M - $110M Diluted EPS $2.14 $1.61 - $1.86 Non-GAAP EPSa $2.57 $2.39 - $2.68 aNon-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations, as well as our 2026 10-Q for a sensitivity table showing the dilutive impact of our convertible notes. 7©2026 InterDigital, Inc. All Rights Reserved.

ARRa +13% YoY Q1’26 Results YoY decline in Q1’26 revenue due to lower catch-up revenue. Operating expenses increased primarily due to higher revenue share costs driven by the LG TV agreement and higher IP enforcement costs. 8 0 100 200 300 400 500 600 700 Q1 ‘25 Q1 ‘26 $567M Ce, IoT/Auto Smartphone $211M $205 0 100 200 300 Q1 ‘25 Q1 ‘26 Revenue <2%> YoY $159M $112M 76% 54% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 100 200 300 Q1 ‘25 Q1 ‘26 Adjusted EBITDAb <30%> YoY $4.21 $2.57 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Q1 ‘25 Q1 ‘26 Non-GAAP EPSb <39%> YoY - - - - - -Adj EBITDA Marginb a Please see appendix for a description of this metric and how it is calculated b Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix, as well as our 2026 10-Q for a sensitivity table showing the dilutive impact of our convertible notes. $503M ©2026 InterDigital, Inc. All Rights Reserved.

Company Reaffirms FY 2026 Guidance (as of April 30, 2026) 10 Q 2 ’ 2 6 O U T L O O K F Y 2 6 O U T L O O K Revenue $139M - $143M $675M - $775M Adjusted EBITDAa $67M - $73M $381M - $477M Diluted EPS $0.80 - $0.97 $5.77 - $8.51 Non-GAAP EPSa $1.41 - $1.60 $8.74 - $11.84 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations, as well as our 2026 10-Q for a sensitivity table showing the dilutive impact of our convertible notes. The outlook for second quarter 2026 covers existing licenses and does not include any new agreements or enforcement action results we may sign or receive over the balance of the second quarter. The outlook for full year 2026 includes both existing licenses and the expected contributions from new agreements and/or enforcement actions we may receive over the balance of the year. ©2026 InterDigital, Inc. All Rights Reserved.

Upcoming Investor Events May 12 Needham Tech Conference ● New York, NY May 18 J.P. Morgan Tech Conference ● Boston, MA June 2 William Blair Growth Stock Conference ● Chicago, IL June 2 Evercore Tech Conference ● San Francisco, CA June 3 Baird Consumer, Tech & Services Conference ● New York, NY June 10 Corporate Event Annual Meeting of Shareholders ● Virtual 11©2026 InterDigital, Inc. All Rights Reserved.

Premier Team Essential Technology Development Company Introduction Long-term Growth Strategy Accelerating Business Momentum 01 0304 0205 InterDigital Innovating Today, Empowering Tomorrow 13©2026 InterDigital, Inc. All Rights Reserved.

InterDigital Pioneering Wireless, Video and AI Research 14 71% Adj. EBITDA Margina KEY CUSTOMERS INCLUDE: ~$1.2B Cash 2025 F inancial Resul ts $834M Revenue H I G H L I G H T S Driving foundational research in wireless, video & AI since 1972 World-class team Led by seasoned industry veterans Enabling ecosystem ~9B wireless connections with $7.6T economic value annually Industry-leading patents Evergreen patent portfolio of ~38,000 assets Long-term customers Subscription-like revenue, $4.7B in TCV* added since the start of 2021 *TCV = total contract value a Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix, as well as our 2026 10-Q for a sensitivity table showing the dilutive impact of our convertible notes. $15.31 Non-GAAP EPSa ©2026 InterDigital, Inc. All Rights Reserved.

Rich Brezski CFO Julia Mattis Chief Licensing Officer 15 World-Class Leadership Team Robert S. Stien Chief Communications & Public Policy Officer Ken Kaskoun Chief Growth Officer Joshua Schmidt Chief Legal Officer Skip Maloney Chief People Officer Liren Chen CEO Rajesh Pankaj CTO Decades of industry experience. Strong track record. Drive deep collaboration and superb execution. ©2026 InterDigital, Inc. All Rights Reserved.

16 IP as a Service Business Model: A Virtuous Cycle of Innovation We are a foundational R&D company. We share our innovation through the standards process and monetize our technology through IP licensing. $ RESEARCH & INNOVATION PATENT PORTFOLIO LICENSING PRODUCT IMPLEMENTERS STANDARD DEVELOPMENT TECHNOLOGY SHARING ©2026 InterDigital, Inc. All Rights Reserved.

17 We Focus on Foundational Technologies We solve the most complex problems in the system. The technology we created is broadly applicable to many industries W I R E L E S S Cellular wireless - 4G/5G/6G WiFi and wireless local area networks V I D E O Video compression, transport and enhancement Immersive media compression, transport and enhancement A I AI/ML research to deliver next gen wireless and video technologies and services AI/ML innovation to boost performance, save energy, and enable new use cases Our research and patents in these areas underpin our business ©2026 InterDigital, Inc. All Rights Reserved.

18 InterDigital Tech Underpins Surging Mobile Traffic 2017 2022 2027 50 100 150 200 250 3000 10.8 EB 90.4 EB 282.8 EB Video Drives Surge in Mobile Data Traffic Estimated global media traffic by application category (in exabytes per month)* * One exabyte equals one million terabytes. Source: Ericsson Mobility Report Video Other ©2026 InterDigital, Inc. All Rights Reserved.

19 Our Innovations Help Drive Video Codec Evolution 4K Movie 130-Minute Run Time (1) http://www.iam-media.com/litigation/what-will-tv-cost-you-putting-price-hevc-licences (2) Approximated based on the result from 3GPP document https://www.3gpp.org/ftp/Specs/archive/26_series/26.955/26955-h00.zip Source: Counterpoint, WINXDVD Uncompressed: 11,600GB Compressed VP9: ~15 GB HEVC: ~14 GB(1) AV1: ~11 GB VVC: ~9 GB(2) AVC: ~24 GB(1) ©2026 InterDigital, Inc. All Rights Reserved.

20 The Power of the Global Standards System C O N S U M E R S A global system of standards helps ensure interoperability I M P L E M E N T E R S Standards like 5G lower barriers to entry for new entrants into a market like smartphones and benefit from economies of scale O P E R A T O R S A N D S E R V I C E P R O V I D E R S Standards increase system capacity and lower the total cost of ownership ©2026 InterDigital, Inc. All Rights Reserved.

21 InterDigital Drives Standard Development U N I T I N G P R I N C I P L E S Strong belief in global standards Focus on technology merits and neutral on product implementation decisions S T R O N G L E A D E R S H I P Participate in 100+ standard development organizations (SDO) Hold more than 100 leadership positions in these SDOs B R O A D C O L L A B O R A T I O N S Collaborate with many industry partners and leading universities Our technologies benefit the whole eco-system: billions of devices and many cloud-based services each year ©2026 InterDigital, Inc. All Rights Reserved.

22 JVET Video & AI Standards NNVC Co-Chair & SW Chair Beyond VVC Co-Chair of Two AHG Beyond VVC Co-Chair of Two AHG AI AHG Co-Chair AI-PCC Chair Haptic AHG Chair Steering Board Member TSAG Vice Chair MPEG Green Chair Sustainability in Media & Data Delivery Services Co-Chair We Have Many Standard Development Leadership Positions Cellular, WiFi & AI Standards RAN2 Chair SA6 Chair ETSI Board Member and ISAC ISG Chair SAI Vice Chair Steering Group Co-Chair Technology Roadmap Vice-Chair SA Board of Governors AIML Standing Committee Chair Internet Area Working Group Co-Chair Policy Committee Vice Chair Sphere of Influence Growing: More than 100 Leadership Positions in Wireless, Video & AI Standards NNVC Co-Chair & SW Chair AI AHG Co-Chair AI-PCC Chair AI-Related Positions ©2026 InterDigital, Inc. All Rights Reserved. SA2 Vice-Chair

23 One Of Only Three Companies with Multiple 3GPP Chair Positions Radio Access Network (RAN) WG1 Radio Layer1 WG2 Radio Layer 2/3 WG3 Architecture & Related Network Interfaces WG4 Radio Performance & Protocol Aspects WG5 Mobile Terminal Conformance Test Services & System Aspects (SA) WG1 Services WG2 System Architecture WG3 Security WG4 Codec WG5 Telecom Management WG6 Mission-critical Apps Core Network & Terminals (CT) WG1 User Equipment To Core Network Protocols WG3 Interworking With External Networks WG4 Core Network Protocols WG6 Smart Card Application Aspects ©2026 InterDigital, Inc. All Rights Reserved.

24 2022: 2023: 2024: 2025: ©2026 InterDigital, Inc. All Rights Reserved. InterDigital is a Recognized Global Innovation Leader For the fifth year in a row, LexisNexis recognized InterDigital amongst the World’s 100 Most Innovative Businesses. Innovation Momentum 2026: The Global Top 100, “represents the world’s leading patent owners with the highest innovation momentum.” 2026:

Innovation Engine Fuels Evergreen IP Portfolio Cellular WiFi Video Other ~19,000 Assets ~38,000 Assets Our patent portfolio grew > 100% between 2017 & 2025 with the addition of video & DTV related technologies and continuing growth of wireless assets Growing by about 7 new patents/day 2017: 2025: 25©2026 InterDigital, Inc. All Rights Reserved.

$0M $500M $1,000M $1,500M $2,000M $2,500M $3,000M $3,500M $4,000M $4,500M $5,000M Licensing Momentum Drives Total Contract Value (TCV) Growth More than 50 licenses with TCV of $4.7B closed since the start of 2021 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 27 2 0 2 6 ©2026 InterDigital, Inc. All Rights Reserved.

Licensing Success Drives ARRa Growth a Please see appendix for a description of this metric and how it is calculated 28 New Agreements and Renewals Drive Increase in ARRa $450M $500M $550M $600M $0M 2021 2022 2023 2024 2025 $406M $582M ©2026 InterDigital, Inc. All Rights Reserved.

$208M $255M $345M $551M $589M 49% 56% 63% 63% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% $0M $200M $400M $600M $800M $1,000M 2021 2022 2023 2024 2025 Strong Revenue Growth, Margins and Return of Capital Non-GAAP EPSa > 4X growth - - - - - -Adj EBITDA Margina Revenue ~2x growth Adjusted EBITDA ~3X growth a a Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix, as well as our 2026 10-Q for a sensitivity table showing the dilutive impact of our convertible notes. $425M $458M $550M $869M $834M 2021 2022 2023 2024 2025 Return of Capital > $800M returned / Share count <16%> $3.73 $5.08 $9.23 $14.97 $15.31 2021 2022 2023 2024 2025 $0M $100M $200M $300M $400M $500M $600M $700M $800M $900M 2021 2022 2023 2024 2025 Repurchases Dividends 29©2026 InterDigital, Inc. All Rights Reserved.

30 Recognized As One Of America’s Best Companies America’s Greatest Companies 2025 100 Fastest- Growing Companies 2025 Newsweek Fortune Time Magazine America’s Growth Leaders 2025 Forbes America’s Best Mid-Cap Companies 2026 #1 ©2026 InterDigital, Inc. All Rights Reserved.

32 Our Technologies Benefit the Economy and the World Source: GSMA The Mobile Economy 2026 5.8 billion people globally subscribed to a mobile service, including 4.7 billion who used the mobile internet Mobile technologies and services generate $7.6 trillion economic value, 6.4% of global GDP Enables 50 million jobs across the wider mobile ecosystem Mobile technologies and services projected to add nearly $4 trillion to the global economy by 2030 ©2026 InterDigital, Inc. All Rights Reserved.

33 We Address Three Attractive Markets Market Key Market Dynamic Significant Customers CONTENT & CLOUD SERVICES High growth with increasing focus on profitability ~10% <20 CE, IoT/AUTO ~4% ~100 Increasing concentration of top OEMs SMARTPHONES <10 Mix of mature and growth with fragmentation across certain verticals 2025A TAM ’25 – ’30E CAGR ~(1)% Sources: Counterpoint Research, Omdia (1) Represents wholesale revenue (2) Includes CE and cellular IoT only (Auto excluded) (3) Represents SVoD + AVoD ~$485B (3) ~1.8B Units (~$440B)(2) ~1.25B Units (~$465B)(1) ©2026 InterDigital, Inc. All Rights Reserved.

34 Clear Pathway to Growth 2025 2030 SMARTPHONE I n c r e a s e p e n e t r a t i o n E n h a n c e v a l u a t i o n d u r i n g r e n e w a l s CE, IOT/AUTO I n c r e a s e p e n e t r a t i o n E x p a n d m a r k e t c o v e r a g e S T R E A M I N G & C L O U D S E R V I C E S G r o w v i d e o s e r v i c e s l i c e n s i n g p r o g r a m $91M ~$200M $0 ~$300M+ $1B+ A R R a T a r g e t 2030 (by 2027) $491M ~$500M a Please see appendix for a description of this metric and how it is calculated ©2026 InterDigital, Inc. All Rights Reserved.

Strong Execution Drives High Penetration 35 In Litigation Licensed Primary Opportunity Note: Lenovo in binding arbitration 2 0 2 6 E S M A R T P H O N E S H I P M E N T S : ~ 1 . 1 B Source: Counterpoint Research Licensing coverage: ~85% • Top 3 vendors under license until end of decade • 8 of top 10 now under license • Large global market • Focus on driving higher value from key customers during renewal cycle 51% 28% 17% ~85% ~8% ~5% Other ©2026 InterDigital, Inc. All Rights Reserved.

Good CE Momentum in Q1 But Opportunity Remains License coverage as of Q1 2026 36 Note: Figures represent 2025 estimated shipments Source: Omdia P C s & T A B L E T S : ~ 4 4 0 M T V s : ~ 2 1 0 M ~60%~25% ~15% ~23% ~30% ~15% ~32% Licensed Primary Opportunity OtherIn Litigation ©2026 InterDigital, Inc. All Rights Reserved.

37 Growth Across Cellular IoT and Automotive Source: Omdia P A S S E N G E R V E H I C L E S H I P M E N T S ( M ) 2025A 2030E ~65 ~90 +7% 5G 4G ~85% of 4G auto market licensed 5G auto market driving value growth ©2026 InterDigital, Inc. All Rights Reserved. C E L L U L A R I O T S H I P M E N T S ( M ) Healthcare Industrial IoT Smart Cities 2025A 2030E ~550 ~860 +9% Unaddressed Addressed Energy & Utilities Remote Monitoring Retail & Payments Transportation & Logistics Automotive

38 SVoD and AVoD Are Our Current Focus Source: Omdia Note: Cloud gaming forecast data limited to 2028 and SVOD includes ad tier subscriptions 2025 TAM 2030 TAM TAM CAGR $300 B$185 B $240 B $170 B $160 B $18 B $21 B $5 B $6 B +11% +5% -1% SVoD AVoD GLOBAL PAY-TV VIDEO CONFERENCING CLOUD GAMING $515 B +3% +4% ©2026 InterDigital, Inc. All Rights Reserved.

39 Capital Allocation Priorities Strong cash flow maintains balance sheet strength, funds organic investment in research, and enables significant share reduction Maintain fortress balance sheet Financial strength is a strategic asset Organic investment in business Prioritize investment into research and IP portfolio Inorganic investment Opportunistic and strategic Return Excess cash to shareholders > $600M in share repurchases last 5 yrs. Dividend increase of 56% in 2025 ©2026 InterDigital, Inc. All Rights Reserved.

40 Target Financial Model for 2030 60%+ Powerful Operating Leverage drives Adjusted EBITDA Marginb Target $1B+ ARRa 10%+ Annual Growth Target High Margin Drives Strong Cash Flow $600M+ Adjusted EBITDAb Target Well positioned to drive value going forward a Please see appendix for a description of this metric and how it is calculated b Non-GAAP financial measure. Refer to appendix. Calculated based on an assumed 60% Adjusted EBITDA margin. ©2026 InterDigital, Inc. All Rights Reserved.

41 Key Takeaways World-class leadership and functional teams across the board Accelerating momentum for R&I, standard development, patent portfolio creation and licensing driven by continuing investment and strong execution We have a clear strategy, a world-class team and the operational discipline to drive the growth of ARRa to $1B+ target by 2030 Our technologies are critical to devices and services of multiple industries, giving us large addressable markets a Please see appendix for a description of this metric and how it is calculated ©2026 InterDigital, Inc. All Rights Reserved.

43 Supplemental Metrics Annualized recurring revenue ("ARR") for any quarter is defined as total revenue for the quarter less catch-up revenue for the quarter, multiplied by four. Management believes ARR provides useful information about our financial performance, and our progress toward our 2030 targets. ARR is not a projection or forecast, and actual recurring revenue for any 12-month period will depend on a number of factors beyond our ability to predict or control, including those risks and uncertainties listed above. Additionally, ARR may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that InterDigital believes provide investors with important insight into the Company's ongoing business performance. InterDigital defines Adjusted EBITDA as net income attributable to InterDigital Inc. plus net loss attributable to non-controlling interest, income tax (provision) benefit, other income (expense) & interest expense, depreciation and amortization, share-based compensation, and other items. Other items include restructuring costs, impairment charges and other non-recurring items. Adjusted EBITDA margin is Adjusted EBITDA over total revenue. These non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is provided below. Non-GAAP net income, Non-GAAP earnings per share (“EPS”), and Non-GAAP weighted-average diluted shares are supplemental non-GAAP financial measures that InterDigital believes provides investors with important insight into the Company's ongoing business performance. InterDigital defines Non-GAAP net income as net income attributable to InterDigital, Inc. plus share-based compensation, acquisition related amortization, restructuring costs, impairment charges and one-time adjustments, losses on extinguishments of long-term debt, the related income tax effect of the preceding items, and adjustments to income taxes. Non-GAAP EPS is defined as Non- GAAP net income divided by Non-GAAP weighted-average diluted shares, which adjusts the weighted average number of common shares outstanding for the dilutive effect of the Company's convertible notes, offset by our hedging arrangements. InterDigital’s computation of these non-GAAP financial measures might not be comparable to similarly named measures reported by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of each of these metrics to its most directly comparable GAAP financial measure is provided below. ©2026 InterDigital, Inc. All Rights Reserved.

Non-GAAP Reconciliation 44©2026 InterDigital, Inc. All Rights Reserved. (In millions) 2021 2022 2023 2024 2025 Q1'26 Q1'25 Q1'26 Q2'26 Full Year 2026 Net income attributable to InterDigital, Inc. 55$ 94$ 214$ 359$ 407$ 75$ 116$ $57 - $66 $28 - $34 $202 - $298 Net loss attributable to non-controlling interest (13) (2) (3) - - - - - - - Income tax (provision) benefit 15 26 24 71 63 4 17 12 7 48 Other income (expense) & interest expense 14 33 (13) 10 (9) 2 - - - (4) Depreciation and amortization 78 79 78 70 78 19 18 19 20 80 Share-based compensation 29 22 36 46 43 10 9 12 12 52 Other operating items 30 3 10 (4) 7 - (1) 1 - 3 Adjusted EBITDA 208$ 255$ 345$ 551$ 589$ 112$ 159$ $101 - $110 $67 - $73 $381 - $477 Adjusted EBITDA Margin 49% 56% 63% 63% 71% 54% 76% 54% 50% 59% Other Operating Items Restructuring 28$ 3$ -$ -$ -$ -$ -$ -$ -$ -$ Other non-cash charges - - 3 - - - - - - - Non-Recurring Personnel-Related 2 - - - 7 - - 1 - 3 Net Litigation Fee Reimbursement - - 8 (4) - - (1) - - - Total Other Operating Items 30$ 3$ 10$ (4)$ 7$ -$ (1)$ 1$ -$ 3$ NOTE: Sums may not equal total due to rounding Full Year Three Months Ended Outlook

Non-GAAP Reconciliation 45©2026 InterDigital, Inc. All Rights Reserved. (In millions, except per share data) 2021 2022 2023 2024 2025 Q1'26 Q1'25 Q1'26 Q2'26 Full Year 2026 Net income attributable to InterDigital, Inc. 55$ 94$ 214$ 359$ 407$ 75$ 116$ $57 - $66 $28 - $34 $202 - $298 Share-based compensation 29 22 36 46 43 10 9 12 12 52 Acquisition related amortization 42 42 41 33 36 8 9 8 8 32 Other operating items 30 3 10 (4) 7 - (1) 1 - 3 Other non-operating items (11) 13 (14) (2) - - - - - - Related income tax and noncontrolling interest effect of above items (26) (17) (17) (15) (18) (4) (4) (4) (4) (18) Adjustments to income taxes (2) (2) (16) (7) (10) (10) (4) - - - Non-GAAP net income 117$ 155$ 254$ 409$ 465$ 79$ 125$ $74 - $83 $44 - $50 $271 - $367 Weighted average diluted shares - GAAP 31.3 30.5 28.1 29.7 34.5 35.3 33.5 35.4 35.1 35.0 Less: Dilutive impact of the Convertible Notes - - 0.5 2.4 4.1 4.4 3.7 4.4 3.9 4.0 Weighted average diluted shares - Non-GAAP 31.3 30.5 27.6 27.3 30.4 30.9 29.8 31.0 31.2 31.0 Diluted EPS 1.77$ 3.07$ 7.62$ 12.07$ 11.80$ 2.14$ 3.45$ $1.61 - $1.86 $0.80 - $0.97 $5.77 - $8.51 Non-GAAP EPS 3.73$ 5.08$ 9.23$ 14.97$ 15.31$ 2.57$ 4.21$ $2.39 - $2.68 $1.41- $1.60 $8.74 - $11.84 Other Operating Items Restructuring 28$ 3$ -$ -$ -$ -$ - -$ -$ -$ Other non-cash charges - - 3 - 1 - - - - - Non-recurring personnel-related 2 - - - 6 - - 1 - 3 Net litigation fee reimbursement - - 8 (4) 1 - (1) - - - Total Other Operating Items 30$ 3$ 10$ (4)$ 7$ -$ (1)$ 1$ -$ 3$ Other Non-operating Items Fair value changes (9)$ 2$ (10)$ (2)$ -$ -$ - -$ -$ -$ Loss on extinguishment of debt - 11 - - - - - - - - Other non-cash charges (2) - (4) - - - - - - - Total Other Non-operating Items (11)$ 13$ (14)$ (2)$ -$ -$ -$ -$ -$ -$ NOTE: Sums may not equal total due to rounding Full Year Three Months Ended Outlook